UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2018

General Cable Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tesseneer Drive

Highland Heights, Kentucky 41076-9753

(Address of principal executive offices, including zip code)

(859) 572-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Press Release Announcing Closing of Acquisition by Prysmian S.p.A.

On June 6, 2018 (the “Closing Date”) pursuant to the Agreement and Plan of Merger, dated as of December 3, 2017 by and among General Cable Corporation, a Delaware corporation (the “Company”), Prysmian S.p.A., a company organized under the laws of the Republic of Italy (“Parent”), and Alisea Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), Parent completed the previously announced acquisition of the Company through the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The Merger became effective upon the filing of the certificate of merger with the Secretary of State of the State of Delaware on the Closing Date. On the Closing Date, the Company and Parent issued a joint press release announcing the consummation of the Merger. A copy of the joint press release is furnished as Exhibit 99.1 hereto.

Redemption Notice

As previously disclosed, on June 6, 2018, in connection with the consummation of the Merger, the Company, Parent and U.S. Bank National Association, as trustee, entered into the First Supplemental Indenture (the “Supplemental Indenture”) with respect to the Indenture dated as of December 18, 2009 (the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (the “Trustee”), governing the Company’s Subordinated Convertible Notes due 2029 (the “Notes”). On May 14, 2018, pursuant to the Indenture, the Company delivered to the Trustee and the holders of the Notes a “Fundamental Change Conversion Notice” (as defined in the Indenture). The closing of the Merger constitutes a “Fundamental Change” and a “Make-Whole Transaction” entitling holders to convert their Notes in accordance with the provisions of the Indenture. Accordingly, on June 6, 2018, the Company delivered to the Trustee and the holders of the Notes a Notice of Supplemental Indenture, Notice of Make-Whole Transaction and Issuer Fundamental Change Notice, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Joint Press Release issued by General Cable Corporation and Prysmian S.p.A., dated June 6, 2018.

99.2	Notice of Supplemental Indenture, Notice of Make-Whole Transaction and Issuer Fundamental Change Notice, dated as of June 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

Date: June 6, 2018	By:	/s/ Ramon J. Ceron
Ramon J. Ceron
Vice President and Assistant Treasurer